As filed with the Securities and Exchange Commission on February 8, 2002
                                                     Registration No. 333-72820
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                               AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                        CAPITAL ONE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                   ----------

           Delaware                                        54-171854
      (State or other jurisdiction                     (I.R.S. Employer
  of incorporation or organization)                   Identification No.)

                                   ----------

                      2980 Fairview Park Drive, Suite 1300
                        Falls Church, Virginia 22042-4525
                        (Address, including zip code, of
                    Registrant's principal executive offices)

                                   ----------

                        CAPITAL ONE FINANCIAL CORPORATION
                1999 NON-EMPLOYEE DIRECTORS STOCK INCENTIVE PLAN
                            (Full title of the plan)

                                   ----------

                           JOHN G. FINNERAN, JR., Esq.
                    Executive Vice President, General Counsel
                             and Corporate Secretary
                      2980 Fairview Park Drive, Suite 1300
                        Falls Church, Virginia 22042-4525
                                 (703) 205-1030
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   ----------
                                       .

                                     Part II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         Capital One Financial Corporation (the "Registrant") is filing this Registration Statement solely to register additional shares of Common Stock issuable pursuant to incentive awards granted or to be granted under the Registrant's 1999 Non-Employee Directors Stock Incentive Plan (the "Plan"). This Registration Statement incorporates by reference the contents of the Registrant's earlier Registration Statement Number 333-78635, which relates to 525,000 shares of Common Stock (adjusted for the Registrant's three-for-one stock split effective June 1, 1999) issuable pursuant to incentive awards granted or to be granted under the Plan, and any documents incorporated by reference therein including any such documents subsequently filed by the Registrant. The maximum number of shares that may be issued under the Plan is 825,000.

Item 5.  Interests of Named Experts and Counsel.

         John G. Finneran, Jr., Esq., Executive Vice President, General Counsel and Corporate Secretary of the Registrant, who has rendered the opinion attached hereto as Exhibit 5, holds 27,051 shares of Common Stock, vested options to purchase an additional 119,652 shares of Common Stock issued under the Registrant's 1994 Stock Incentive Plan and unvested options to purchase an additional 535,293 shares of Common Stock issued under the Registrant's 1994 Stock Incentive Plan.

Item 8.  Exhibits.


        Exhibit
         Number           Description                                       Reference
        --------          -----------                                       ---------


           4              Rights Agreement, dated as of November 16,         Incorporated by reference to the
                          1995, between Capital One Financial Corporation    Registrant's Current Report on Form
                          and First Chicago Trust Company of New York (as    8-K, filed November 16, 1995
                          successor to Mellon Bank, N.A.) as Rights Agent

          4.1             Amendment Number 1 to Rights Agreement, dated as   Incorporated by reference to the
                          of April 29, 1999, between Capital One Financial   Registrant's Current Report on Form
                          Corporation and First Chicago Trust Company of     8-K, filed May 5, 1999
                          New York (as successor to Mellon Bank, N.A.) as
                          Rights Agent

          4.2             Amendment Number 2 to Rights Agreement, dated as   Incorporated by reference to the
                          of October 18, 2001, between Capital One           Registrant's Current Report on Form
                          Financial Corporation and EquiServe Trust          8-K, filed November 2, 2001
                          Company, N.A., as successor to First Chicago
                          Trust Company of New York, as Rights Agent

           5              Opinion of Counsel                                 Previously filed

          23.1            Consent of Counsel                                 Contained in Exhibit 5

          23.2            Consent of Independent Auditors                    Filed herewith

           24             Power of Attorney                                  Previously Filed



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment Number 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Commonwealth of Virginia, on the 8th day of February 2002.

                                CAPITAL ONE FINANCIAL CORPORATION




                                By:  /s/ John G. Finneran, Jr.
                                    ------------------------------------------
                                     John G. Finneran, Jr.
                                     Executive Vice President, General Counsel
                                       and Corporate Secretary

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated below on the 8th day of February, 2002.



              SIGNATURE                                                   TITLE



/s/ Richard D. Fairbank*                               Director, Chairman and Chief Executive Officer
--------------------------------------------           (Principal Executive Officer)
Richard D. Fairbank



/s/ Nigel W. Morris*                                   Director, President and Chief Operating Officer
--------------------------------------------
Nigel W. Morris


/s/ David M. Willey*                                   Executive Vice President and Chief Financial
--------------------------------------------           Officer
David M. Willey                                        (Principal Accounting and Financial Officer)



/s/ W. Ronald Dietz*                                   Director
--------------------------------------------
W. Ronald Dietz


/s/ James A. Flick, Jr.*                               Director
--------------------------------------------
James A. Flick, Jr.


/s/ Patrick W. Gross*                                  Director
--------------------------------------------
Patrick W. Gross


/s/ James V. Kimsey*                                   Director
--------------------------------------------
James V. Kimsey


/s/ Stanley I. Westreich*                              Director
--------------------------------------------
Stanley I. Westreich

*By:  /s/ John G. Finneran, Jr.
      -----------------------------------
      John G. Finneran, Jr.
      Attorney-in-fact


                                  Exhibit Index
                                  -------------



                                                                                        Sequential
      Exhibit Number                           Description                              Page Number
      --------------                           ------------                             -----------

            5               Opinion of Counsel                                        Previously filed

           23.1             Consent of Counsel                                     Contained in Exhibit 5

           23.2             Consent of Independent Auditors                                  7

           24               Power of Attorney                                         Previously filed

